Please carefully read the transmittal instructions set out below before completing this Letter of Transmittal. The Dealer Manager or the Depositary (see below for addresses and telephone numbers) or your broker or other financial advisor will assist you in completing this Letter of Transmittal.

                             LETTER OF TRANSMITTAL
                         TO ACCOMPANY CERTIFICATES FOR
                  CLASS A NON-VOTING SHARES OR CLASS B SHARES
                                       OF

                            NOMA INDUSTRIES LIMITED
           TO BE DEPOSITED PURSUANT TO THE OFFER DATED MARCH 10, 1999
                                       OF

                             NOMA ACQUISITION CORP.

     This Letter of Transmittal, properly completed and duly executed, or a manually executed facsimile hereof, together with all other required documents, must accompany certificates representing Class A Non-Voting Shares or Class B Shares (collectively, the "Noma Shares") of Noma Industries Limited ("Noma") deposited pursuant to the offer to purchase Noma Shares (the "Offer") set out in the Offer to Purchase and accompanying Circular of Noma Acquisition Corp. (the "Offeror") dated March 10, 1999. THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (TORONTO TIME) ON MARCH 31, 1999 (THE "EXPIRY TIME") UNLESS THE OFFER IS EXTENDED OR WITHDRAWN. The terms, conditions and definitions used in the Offer to Purchase and Circular are incorporated by reference into this Letter of Transmittal.

     Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary at or prior to the Expiry Time may deposit their Noma Shares according to the procedure for guaranteed delivery set forth under Section 2 of the Offer to Purchase, "Manner and Time of Acceptance -- Procedure for Guaranteed Delivery".

TO:           NOMA ACQUISITION CORP.

AND TO:     MONTREAL TRUST COMPANY OF CANADA, DEPOSITARY

     The undersigned delivers to you the enclosed certificates for Noma Shares, details of which are as follows:

    (Please print; if insufficient space, attach a list in the form below.)

--------------------------------------------------------------------------------

                                                                                            Class and Number of
           Certificate Number                    Name in which Registered                  Noma Shares Deposited*
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

* Unless otherwise indicated the Depositary will assume that all Noma Shares evidenced by any certificates submitted to the Depositary are being deposited under the Offer. See Instruction 6.

The undersigned:

(a) acknowledges receipt of the Offer to Purchase and accompanying Circular;

(b) delivers to you the enclosed certificates representing Noma Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for and in respect of the Noma Shares represented by such certificates (the "Deposited Shares") and, on and subject to the terms and conditions of the Offer, deposits and sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Shares, including any and all dividends, distributions, payments, securities, rights, assets or other interests declared, paid, issued, distributed, made or transferred on or in respect of the Deposited Shares on or after March 10, 1999 (collectively, the "Other Interests");

(c) represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Deposited Shares and any Other Interests and has not sold, assigned or transferred or agreed to sell, assign or transfer the Deposited Shares or any Other Interests to any other person; (ii) when the Deposited Shares and any Other Interests are taken up and paid for by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of third parties whatsoever; (iii) the undersigned or the person on whose behalf the Deposited Shares and any Other Interests are being deposited has good title to and is the beneficial owner of such Deposited Shares and any Other Interests within the meaning of applicable securities laws; and (iv) the deposit of the Deposited Shares and any Other Interests complies with applicable securities laws;

(d) irrevocably constitutes and appoints the Depositary and any officer of the Offeror, and each of them, and any other person designated by the Offeror in writing, as the true and lawful agent, attorney and attorney-in-fact and proxyholder of the undersigned with respect to the Deposited Shares taken up and paid for under the Offer (the "Purchased Shares") and with respect to any Other Interests, effective on and after the date that the Offeror takes up and pays for the Purchased Shares (the "Effective Date"), with full power of substitution, in the name of and on behalf of the undersigned (such power of attorney being deemed to be an irrevocable power coupled with an interest):

    (i) to register or record, transfer and enter the transfer of Purchased Shares and any Other Interests on the appropriate register of holders maintained by Noma; and

    (ii) to exercise any and all rights of the undersigned, including, without limitation, to vote, execute and deliver any and all instruments of proxy, authorizations or consents in respect of all or any of the Purchased Shares and Other Interests, revoke any such instrument, authorization or consent given prior to, on, or after the Effective Date, designate in any such instruments of proxy any person or persons as the proxyholder or the proxy nominee or nominees of the undersigned in respect of such Purchased Shares and such Other Interests for all purposes including, without limitation, in connection with any meeting (whether annual, special or otherwise or any adjournment or adjournments thereof) of holders of securities of Noma, and execute, endorse and negotiate, for and in the name of and on behalf of the undersigned with respect to Purchased Shares and Other Interests, any and all cheques or other instruments respecting any distribution payable to or to the order of the undersigned;

(e) as of the Effective Date, revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Purchased Shares or Other Interests and agrees no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Purchased Shares or Other Interests by or on behalf of the undersigned;

(f) agrees, effective on and after the Effective Date, not to vote any of the Purchased Shares or Other Interests at any meeting (whether annual, special or otherwise or any adjournment or adjournments thereof) of holders of securities of Noma and not to exercise any or all of the other rights or privileges attached to the Purchased Shares or Other Interests;

(g) agrees further, effective on and after the Effective Date, to execute and deliver to the Offeror, provided it is not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of, the Offeror, any and all instruments of proxy, authorizations or consents, in a form and on terms satisfactory to the Offeror, in respect of the Purchased Shares and Other Interests;

(h) agrees further, effective on and after the Effective Date, to designate in any such instruments of proxy the person or persons specified by the Offeror as the proxyholder or the proxy nominee or nominees of the undersigned in respect of the Purchased Shares and Other Interests;

(i) directs the Offeror and the Depositary to: (i) issue or cause to be issued a cheque or cheques in the full amount to which the undersigned is entitled in respect of the Purchased Shares pursuant to the Offer, in the name indicated below, and to send such cheque or cheques, as the case may be, to the address, or hold the same for pickup, as indicated below; and (ii) return any certificates for Noma Shares not purchased to the address indicated below (and if no name, address or delivery instructions are indicated, to the undersigned at the address of the undersigned as it appears on the applicable securities register of Noma);

(j) acknowledges and agrees that any cheques or amounts owing that have not been claimed by the undersigned and are still held by the Depositary as of a date that is six months after the date that such cheques or amounts owing were sent or made available to the undersigned will be returned to the Offeror, and thereafter, any claims by the undersigned for such cheques or amounts owing shall be made against the Offeror;

(k) agrees further that all questions as to the validity, form, eligibility (including timely receipt) and acceptance of any Purchased Shares or Other Interests will be determined by the Offeror in its sole discretion and that such determination shall be final and binding;

(l) waives any right to receive notice of acceptance of the Deposited Shares for purchase under the Offer; and

(m) covenants and agrees to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Shares and Other Interests to the Offeror.

    To the extent permitted by law, each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

    BY REASON OF THE USE BY THE UNDERSIGNED OF THE ENGLISH LANGUAGE FORM OF LETTER OF TRANSMITTAL, THE UNDERSIGNED AND THE OFFEROR AND THE DEPOSITARY SHALL BE DEEMED TO HAVE REQUIRED THAT ANY CONTRACT EVIDENCED BY THE OFFER AS ACCEPTED THROUGH THIS LETTER OF TRANSMITTAL, AS WELL AS ALL DOCUMENTS RELATED THERETO, BE DRAWN EXCLUSIVELY IN THE ENGLISH LANGUAGE. EN RAISON DE L'USAGE D'UNE LETTRE D'ENVOI EN LANGUE ANGLAISE, LE SOUSSIGNE, LE POLLICITANT ET LE DEPOSITAIRE SONT PRESUMES AVOIR EXIGE QUE TOUT CONTRAT ATTESTE PAR L'OFFRE ET SON ACCEPTATION PAR CETTE LETTRE D'ENVOI, DE MEME QUE TOUS LES DOCUMENTS QUI S'Y RAPPORTENT, SOIENT REDIGES EXCLUSIVEMENT EN LANGUE ANGLAISE.

Signature guaranteed by                                         Dated:  , 1999.
(if required under Instruction 4):

---------------------------------------------------------       ---------------------------------------------------------
Authorized Signature of Guarantor                               Signature of Shareholder
                                                                or Authorized Representative
                                                                (see Instruction 3 and 5)

---------------------------------------------------------       ---------------------------------------------------------
Name of Guarantor (please print or type)                        Name of Shareholder (please print or type)

---------------------------------------------------------       ---------------------------------------------------------
Address of Guarantor (please print or type)                     Name of Authorized Representative,
                                                                if applicable (please print or type)

---------------------------------------------------------       ---------------------------------------------------------
Telephone Number of Guarantor                                   Telephone Number of Shareholder

                                    BLOCK A

                              PAYMENT INSTRUCTIONS

ISSUE CHEQUE(S) IN THE NAME OF
(please print or type):

              ---------------------------------------------------
                                     (Name)

              ---------------------------------------------------
                          (Street Address and Number)

              ---------------------------------------------------
                          (City and Province or State)

              ---------------------------------------------------
                        (Country and Postal or Zip Code)

              ---------------------------------------------------
                             (Social Insurance No.)
[ ] The name above is the name registered on the certificates deposited herewith.

                                    BLOCK B
                             DELIVERY INSTRUCTIONS

SEND CHEQUE(S) (UNLESS BOX C IS CHECKED) TO (please print or type):

              ---------------------------------------------------
                                     (Name)

              ---------------------------------------------------
                          (Street Address and Number)

              ---------------------------------------------------
                          (City and Province or State)

              ---------------------------------------------------
                        (Country and Postal or Zip Code)

[ ] The address above is the address of the Shareholder as it appears on the security register of Noma.

                                    BLOCK C
                            PICK-UP FROM DEPOSITARY

[ ] HOLD CHEQUES(S) FOR PICK UP AGAINST COUNTER RECEIPT AT THE FOLLOWING OFFICE
    OF THE DEPOSITARY:

                                    BLOCK D
                         (U.S. RESIDENTS/CITIZENS ONLY)

U.S. RESIDENTS/CITIZENS MUST PROVIDE THEIR TAXPAYER IDENTIFICATION NUMBER:

                                    BLOCK E
                             RETURN OF NOMA SHARES
                              (see Instruction 6)

RETURN CERTIFICATES FOR NOMA SHARES (i) IN RESPECT OF A PARTIAL TENDER, OR (ii) IN RESPECT OF NOMA SHARES NOT TAKEN UP AND PAID FOR, TO:

[ ] Same address as Block A or to (please print or type):
                                     (Name)
                          (Street Address and Number)
                          (City and Province or State)
                        (Country and Postal or Zip Code)

                                    BLOCK F
               DEPOSITS PURSUANT TO NOTICE OF GUARANTEED DELIVERY
                              (see Instruction 2)

[ ] CHECK HERE IF NOMA SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AT ITS PRINCIPAL OFFICE IN TORONTO AND COMPLETE THE FOLLOWING (please print or type):

Name of Registered Holder:
Date of Execution of Notice of Guaranteed Delivery:
Name of Eligible Institution which Guaranteed Delivery:

                                    BLOCK G
                              SUBSTITUTE FORM W-9
               To be completed by United States Shareholders only
                              (see Instruction 8)
Under penalties of perjury, I certify that:

1. The social security or other taxpayer information number stated in Block D above is my current taxpayer identification number (or I am waiting for a number to be issued to me), and that

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the United States Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.


--------------------------------------------------------       ---------------------------------------------
Signature of Shareholder                                       Date

         INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER
                   (see Instruction 7; please print or type)


----------------------------------------------       ----------------------------------------------
(Name of Firm)                                       (Telephone Number)                 (Fax
                                                     Number)

----------------------------------------------       ----------------------------------------------
(Name of Individual)                                                   (Address)

[ ] CHECK HERE IF REGISTERED HOLDER REPRESENTS MORE THAN ONE BENEFICIAL HOLDER
    AND ATTACH A LIST OF BENEFICIAL HOLDERS AND THE SHARES HELD BY EACH.

                                  INSTRUCTIONS

1.   USE OF LETTER OF TRANSMITTAL

     (a) This Letter of Transmittal (or a manually signed facsimile thereof) properly completed and signed, together with accompanying certificates representing the Deposited Shares and all other documents required by the terms of the Offer and this Letter of Transmittal must be received by the Depositary at any of the offices of the Depositary specified on the back page of this document at or prior to the Expiry Time or unless the procedures for guaranteed delivery set out in Instruction 2 below are employed.

     (b) The method used to deliver this Letter of Transmittal and any accompanying certificates representing Noma Shares and all other required documents is at the option and risk of the person depositing same, and delivery will be deemed effective only when such documents are actually received. The Offeror recommends that the necessary documentation be hand delivered to the Depositary at any of their offices specified on the back page of this document, and a receipt obtained, otherwise the use of registered mail with return receipt requested, properly insured, is recommended. SHAREHOLDERS WHOSE NOMA SHARES ARE REGISTERED IN THE NAME OF A BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE MUST CONTACT THEIR NOMINEE HOLDER TO ARRANGE FOR THE DEPOSIT OF THOSE NOMA SHARES.

2.   PROCEDURES FOR GUARANTEED DELIVERY

     If a Shareholder wishes to deposit Noma Shares pursuant to the Offer and
(i) the certificate(s) representing such Noma Shares are not immediately available, or (ii) the Shareholder cannot deliver the certificate(s) representing such Noma Shares and all other required documents to the Depositary at or prior to the Expiry Time, such Noma Shares may nevertheless be deposited pursuant to the Offer provided that all of the following conditions are met:

     (a) such a deposit is made by or through an Eligible Institution (as defined below);

     (b) a properly completed and duly executed Notice of Guaranteed Delivery, or a manually signed facsimile thereof, is received by the Depositary at its principal office in Toronto (by hand, courier, facsimile transmission or mail) together with a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery, not later than the Expiry Time; and

     (c) the certificate(s) representing the Noma Shares, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, relating to the Noma Shares and all other documents required by this Letter of Transmittal, are received by the Depositary at its principal office in Toronto at or before 4:30 p.m. (Toronto time) on the third trading day on The Toronto Stock Exchange after the Expiry Date.

     An "Eligible Institution" means a Canadian chartered bank, a trust company in Canada, a commercial bank or trust company having an office, branch, agency or correspondent in the United States or a member firm of The Toronto Stock Exchange, the Alberta Stock Exchange, the Montreal Exchange, the Vancouver Stock Exchange, a national securities exchange in the United States or the National Association of Securities Dealers, Inc. or a member of a Securities Transfer Association Medallion (STAMP) Program.

3.   SIGNATURES

     This Letter of Transmittal must be completed and signed by the holder of Noma Shares accepting the Offer or by such holder's duly authorized representative (in accordance with Instruction 5 below).

     (a) If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

     (b) If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s):

          (i) such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

        (ii) the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.   GUARANTEE OF SIGNATURES

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares or if Deposited Shares not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of Noma, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary, as applicable (except that no guarantee is required if the signature is that of an Eligible Institution).

5.   FIDUCIARIES, REPRESENTATIVES AND AUTHORIZATIONS

     Where this Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of such person's authority to act. Either of the Offeror or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

6.   PARTIAL TENDERS AND RETURN OF SECURITIES NOT PURCHASED

     If less than the total number of Noma Shares evidenced by any certificate submitted is to be deposited, fill in the number of Noma Shares to be deposited in the appropriate space on the front page of this Letter of Transmittal. In such case, new certificate(s) for the number of Noma Shares not deposited will be sent to the registered holder unless otherwise provided in Block E, "Return of Noma Shares", on this Letter of Transmittal as soon as practicable after the Expiry Time. The total number of Noma Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated. If certificates representing Noma Shares not taken up and paid for are to be returned other than in the name of, and to the address, as shown in the registers maintained by Noma, complete Block E, "Return of Noma Shares".

7.   SOLICITATION

     Identify the investment dealer or broker, if any, who solicited acceptance of the Offer by completing the appropriate box on this Letter of Transmittal and attach a list of beneficial holders if applicable.

8.   SUBSTITUTE FORM W-9

     United States Shareholders must complete Block G, "Substitute Form W-9", in connection with United States "backup withholding".

9.   MISCELLANEOUS

     (a) If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Shares, additional certificate numbers and the number of Deposited Shares may be included on a separate signed list attached to this Letter of Transmittal.

     (b) If Deposited Shares are registered in different forms of the same name (e.g. "John Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.

     (c) Additional copies of the Offer to Purchase and Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained on request and without charge from the Dealer Manager or the Depositary at their respective offices at the addresses listed on the back page of this document.

10. LOST CERTIFICATES

     If a share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will assist in making arrangements for the replacement of such share certificates upon payment to the Depositary of such reasonable fees as it may require in connection therewith.

                        THE DEPOSITARY FOR THE OFFER IS:

                        MONTREAL TRUST COMPANY OF CANADA

         FOR DELIVERY BY MAIL, HAND, COURIER OR FACSIMILE TRANSMISSION

          VANCOUVER                          TORONTO                           MONTREAL
  Reorganization Department         Reorganization Department         Reorganization Department
      510 Burrard Street              151 Front Street West           1800 McGill College Avenue
          2nd Floor                         8th Floor                         6th Floor
 Vancouver, British Columbia             Toronto, Ontario                  Montreal, Quebec
           V6C 3B9                           M5J 2N1                           H3A 3K9
     Tel: (604) 661-0222               Tel: (416) 981-9633               Tel: (514) 982-7555
     Fax: (604) 661-9480               Fax: (416) 981-9600               Fax: (514) 982-7347
                                    Toll-Free: 1-800-663-9097

                      THE DEALER MANAGER FOR THE OFFER IS:

                               SCOTIAMCLEOD INC.

                                   Suite 6400
                                  Scotia Plaza
                              40 King Street West
                                Toronto, Ontario
                                    M5W 2X6
                              Tel: (416) 862-3090
                              Fax: (416) 862-3010

     ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE DEALER MANAGER OR THE DEPOSITARY AT THEIR RESPECTIVE OFFICES OR TELEPHONE NUMBERS SET OUT ABOVE.